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                           SCHRODER INTERNATIONAL FUND
                                 INVESTOR SHARES


Amendment to Prospectus Dated May 16, 1996

     The following language replaces the "Expenses" language found on page 13 of the Prospectus.

EXPENSES

SCMI and Schroder Advisors have voluntarily undertaken to assume certain expenses of the Fund and the Portfolio (or waive their respective fees). This undertaking is designed to place a maximum limit on total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) of 0.99% of the average daily net assets of the Fund attributable to Investor Shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated with SCMI or Schroder Advisors. If expense reimbursements are required, they will be made on a monthly basis. SCMI will reimburse the Fund for four-fifths of the amount required and Schroder Advisors will reimburse the Fund for the remaining one-fifth; provided, however, that neither SCMI nor Schroder Advisors will be required to make any reimbursements or waive any fees in excess of the fees payable to them by the Fund and the Portfolio on a monthly basis for their respective advisory and administrative services.







November 7, 1996